UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	April 29, 2004

FAIR ISAAC CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-16439	94-1499887

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Smith Ranch Road
San Rafael, California	94903

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	415-472-2211

Item 7. Financial Statements and Exhibits.
Item 12. Results of Operations and Financial Condition.

Signature
Exhibit Index
Exhibit 99

2

Item 7. Financial Statements and Exhibits.

     (c) Exhibits

Exhibit
Number	Description
99	Press Release dated April 29, 2004

Item 12. Results of Operations and Financial Condition.

     On April 29, 2004, Fair Isaac Corporation (the “Company”) reported its financial results for the quarter and six months ended March 31, 2004. See the Company’s press release dated April 29, 2004, which is furnished as Exhibit 99 hereto and incorporated by reference in this Item 12.

3

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FAIR ISAAC CORPORATION

	By	/s/ KENNETH J. SAUNDERS

Kenneth J. Saunders
Vice President and Chief Financial Officer
Date: April 29, 2004

4

EXHIBIT INDEX

Exhibit
Number	Description	Method of Filing
99	Press Release dated April 29, 2004	Filed Electronically